UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 15, 2021

American CryoStem Corporation

(Exact name of registrant as specified in its chapter)

Nevada	000-54672	26-4574088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Meridian Road, Eatontown, NJ	07724
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(732) 747-1007

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a Share Exchange Agreement, dated as of November 12, 2021, by and between American CryoStem Corporation, a Nevada corporation (the “Company”) and ASC Global, Inc., a Nevada corporation, whose shares of common stock are quoted on the OTC Market Group’s OTC Pink Tier Market under the symbol “AMCY” (“AMCY”), the Company issued to AMCY 1,000,000 shares of its Series A convertible preferred stock (the “A Shares”) in exchange for 20,000,000 shares of common stock, par value $0.001 per share, of the Company held by AMCY, reducing the outstanding shares of the Company’s common stock from 62,057,355 to 42,057,355. Each A Share will be convertible at the option of AMCY into twenty (20) shares of the Company’s common stock commencing on November 11, 2022 and, subject to Nevada law, is entitled to an annual dividend equal to $0.20 per A Share payable quarterly, in cash, or at the option of the Company, in shares of Company common stock with each such share of common stock having a value for such purposes equal to the average VWAP for the five (5) consecutive trading days with the fifth consecutive trading day being the last trading day of the calendar quarter for which such dividend is being paid.

Except as required by Nevada law or otherwise provided in the Company’s Certificate of Designation of Rights, Preferences and Privileges of Series A Convertible Preferred Stock (the “Certificate of Designation”), the A Shares shall vote as common stock on an as-converted basis with the Company’s then outstanding common stock.

The above is a summary only of the rights, preferences and privileges of the A Shares and is qualified in its entirety to the Certificate of Designation attached hereto as Exhibit 3.1.

John Arnone and Anthony Dudzinski, the sole officers and directors of the Company who collectively beneficially own 30,260,000 shares of common stock of the Company, or approximately 45.4% of the outstanding Company common stock are the sole officers and directors of AMCY and collectively beneficially own 48,270,000 shares of common stock of AMCY, or 59.5% of the outstanding AMCY common stock.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Designation of Rights, Preferences and Privileges of Series A Convertible Preferred Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN CRYOSTEM CORPORATION

Date: November 15, 2021	By:	/s/ John S. Arnone
John S. Arnone
Chief Executive Officer, President and Chairman